STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Dividend income	$ 73,596,194
Interest income	3,021,716
Other income	166,811
Net appreciation in fair value of investments	155,066,382
Net investment income	231,851,103
Interest on notes receivable from participants	1,521,209
Contributions:
Participants	94,643,716
Employer	45,992,614
Rollovers from other qualified plans	22,048,379
Total contributions	162,684,709
Total additions	396,057,021
DEDUCTIONS FROM NET ASSETS:
Benefits paid to participants	(163,587,080)
Administrative expenses	(953,047)
Total deductions	(164,540,127)
NET INCREASE IN ASSETS AVAILABLE FOR BENEFITS	231,516,894
NET ASSETS AVAILABLE FOR BENEFITS - Beginning of year	1,754,611,565
NET ASSETS AVAILABLE FOR BENEFITS - End of year	$ 1,986,128,459